                                                                  EXHIBIT 10.64

                                PROMISSORY NOTE

$8,500,000.00                                             Boston, Massachusetts
                                                                  June 28, 1996

     FOR VALUE RECEIVED, NORTH SCHOENHERR LIMITED PARTNERSHIP, TWELVE/DRAKE LIMITED PARTNERSHIP AND HAMILTON HOUSE LIMITED PARTNERSHIP, all having an address c/o Alternative Living Services, Inc., 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 (collectively and jointly and severally, the "Maker") promise to pay to the order of MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation (hereinafter referred to as the "Lender")(the Lender and each successor, owner, endorsee, bearer and holder of this Note being hereinafter referred to as the "Holder") at its principal place of business located at 197 First Avenue, Needham Heights, Massachusetts, 02194, the principal sum of EIGHT MILLION FIVE HUNDRED THOUSAND DOLLARS ($8,500,000.00) (hereinafter referred to as the "Loan Amount") or so much thereof as shall have been advanced to the Maker, with interest on so much thereof as shall from time to time be outstanding at the rate of interest defined below as the "Interest Rate," except as otherwise specifically provided herein. Interest hereunder shall be calculated on the basis of a 360-day year, but charged for the actual days elapsed during each calendar year (or portion thereof) that the indebtedness evidenced by this Note remains outstanding.

     The Maker shall make the following payments to the Holder:

     (i) on the date hereof, Maker shall pay the commitment fee in the amount of Eighty Five Thousand Dollars ($85,000.00);

     (ii) commencing on August 1, 1996, and on the first day of each calendar month thereafter during the Loan Term, the Maker shall pay to the Holder interest only in arrears and at the Interest Rate (as hereinafter defined); and

     (iii) on October 1, 1996 (hereinafter referred to as the "Maturity Date"), the Maker shall pay to the Holder the entire principal balance then remaining unpaid, together with accrued and unpaid interest thereon and any costs, charges and other amounts due under this Note and all of the other Loan Documents (as hereinafter defined). The period from the date hereof through the Maturity Date shall be referred to herein as the "Loan Term."

     The "Interest Rate" shall be Ten Percent (10%) per annum.

     In the event of any delinquency in the payment of any installment of principal and interest due under this Note, or in the payment of any other monetary obligation owed to the Holder under any of the Loan Documents, the Maker shall pay interest on any such late payment calculated at the Advances Rate (as defined in the Mortgage) from the date upon which the payment in question was originally due until the date that the Holder actually

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receives such payment.  However, nothing contained in this paragraph shall be deemed to relieve the Maker of its obligation to make any and all payments due and payable to the Lender pursuant to the provisions of this Note or any of the other Loan Documents upon the dates set forth therein, it being acknowledged that time is of the essence.

     Except as may otherwise be specifically set forth herein or in any of the other Loan Documents, all payments to be made to the Holder hereinunder or under any of the other Loan Documents shall be made to the Holder at the address shown above in lawful money of the United States of America, not later than 12:00 Noon, Eastern Standard Time, on the date that such payment is due. All payments received by the Holder after such time shall be deemed to have been received by the Holder for the purpose of computing interest as of the next Business Day (as defined in the Mortgage). If any payment to be made to the Holder under any of the Loan Documents falls due on a day which is not a Business Day, the due date therefore shall be extended to the next succeeding Business Day.

     This Note is secured by (i) a Mortgage and Security Agreement from NORTH SCHOENHERR LIMITED PARTNERSHIP covering CLARE BRIDGE FARMINGTON HILLS having an address at NORTH POINT BOULEVARD, UTICA, MICHIGAN, Mortgage and Security Agreement from TWELVE/DRAKE LIMITED PARTNERSHIP covering UNIT NO. 2, HAMILTON HOUSE having an address at 12 MILE ROAD, FARMINGTON HILLS, MICHIGAN, and a Mortgage and Security Agreement from HAMILTON HOUSE LIMITED PARTNERSHIP covering UNIT NO. 1, HAMILTON HOUSE having an address at 12 MILE ROAD, FARMINGTON HILLS, MICHIGAN (collectively, the "Mortgages"), (ii) a Guaranty (the "Guaranty") of even date herewith in favor of the Lender from Alternative Living Services, Inc. (the "Guarantor") and (iii) an Environmental Indemnity Agreement (the "Indemnity Agreement") of even date herewith by and among the Maker, the Holder and the Guarantor (the Note, the Mortgages, the Indemnity Agreement and the Guaranty also being referred to collectively as the "Loan Documents").

     In the event than any Event of Default (as defined in the Mortgages) shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon, shall at the election of the Lender become immediately due and payable.

     The Maker and all endorsers hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note and assent to the extensions of the time of payment or forbearance or other indulgence without notice.

     THIS NOTE AND THE OBLIGATIONS OF THE MAKER HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

                                     -2-

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        IN WITNESS WHEREOF, each of the parties constituting the Maker has caused this Note to be signed in its name as an instrument under seal by its duly authorized officer on the date and in the year first above written.


WITNESS TO ALL SIGNATURES:                 MAKER:

                                              NORTH SCHOENHERR
                                              LIMITED PARTNERSHIP


WITNESS:

  /s/ John W. Kneen                        By:  /s/ William F. Lasky
- ----------------------------------            ----------------------------------
Name: John W. Kneen                           Name: William F. Lasky
                                              its General Partner


                                              TWELVE/DRAKE LIMITED PARTNERSHIP


WITNESS:

  /s/ John W. Kneen                        By:  /s/ William F. Lasky
- ----------------------------------            ----------------------------------
Name: John W. Kneen                           Name: William F. Lasky
                                              its General Partner


                                              HAMILTON HOUSE LIMITED
                                              PARTNERSHIP


WITNESS:

  /s/ John W. Kneen                        By:  /s/ William F. Lasky
- ----------------------------------            ----------------------------------
Name: John W. Kneen                           Name: William F. Lasky
                                              its General Partner

                              DISBURSEMENT LETTER


June 28, 1996

Meditrust Mortgage Investments, Inc.
197 First Avenue
Needham, MA 02194

Attention:  Michael F. Bushee, Chief Operating Officer

RE: Eight Million Five Hundred Thousand and xx/100 Dollars ($8,500,000.00) Loan (the "Loan") from Meditrust Mortgage Investments, Inc. ("MMI") to North Schoenherr Limited Partnership, Twelve/Drake Limited Partnership and Hamilton House Limited Partnership (collectively, the "Borrower")

Gentlemen:

        In connection with the Loan, the undersigned hereby authorize you to disburse the Loan proceeds as follows:

        Loan Amount                                     $ 8,500,000.00

                LESS

Payee                                                           Amount
- -----                                                           ------
Metropolitan Title Insurance Company per                $(4,881,546.02)
wiring instructions on Exhibit A (for
title premium and other title charges,
and Borrower's balance of Loan proceeds)

Fidelity Bank per wiring instructions on                $(1,485,622.99)
Exhibit B (for mortgage payoff on the
mortgaged property)

NBD Bank per wiring instructions on                     $(2,047,830.99)
Exhibit C (for mortgage payoff on the
mortgaged property)

Meditrust Mortgage Investments, Inc.                    $   (85,000.00)
(Commitment Fee)

                TOTAL                                   $ 8,500,000.00
                                                        ==============

        Executed as a sealed instrument as of the date first above written.

                                        Very truly yours,


                                        NORTH SCHOENHERR LIMITED
                                        PARTNERSHIP

                                        By:  Alternative Living Services--
                                             Meditrust, Inc.

                                        By: /s/ William F. Lasky
                                           ---------------------------------
                                        Name:   William F. Lasky
                                        Title:  President


                                        TWELVE/DRAKE LIMITED PARTNERSHIP

                                        By:  Alternative Living Services--
                                             Meditrust, Inc.

                                        By: /s/ William F. Lasky
                                           ---------------------------------
                                        Name:   William F. Lasky
                                        Title:  President


                                        HAMILTON HOUSE LIMITED PARTNERSHIP

                                        By:  Alternative Living Services--
                                             Meditrust, Inc.

                                        By: /s/ William F. Lasky
                                           ---------------------------------
                                        Name:   William F. Lasky
                                        Title:  President

                           INTEREST RATE CONFIRMATION


                                        June 28, 1996


Meditrust Mortgage Investments, Inc.
197 First Avenue
Needham, Massachusetts 02194

Attn:  Michael F. Bushee, C.O.O.

RE: Eight Million Five Hundred Thousand and xx/100 Dollars ($8,500,000.00) Loan (the "Loan") from Meditrust Mortgage Investments, Inc. ("MMI") to North Schoenherr Limited Partnership, Twelve/Drake Limited Partnership and Hamilton House Limited Partnership (collectively, the "Borrower")

Gentlemen:

        This letter shall confirm our agreement to the establishment of Ten percent (10%) as the "Interest Rate" defined in the Promissory Note (the "Note") of the undersigned delivered to you in the original principal amount of $8,500,000. In addition, this letter shall direct and authorize you to (i) substitute a revised pages of the Note: dating the Note "June 28, 1996," and inserting Ten percent (10%) in the definition of "Interest Rate," and correcting a scrivener's error in the name of North Schoenherr Limited Partnership, revising the first payment date to August 1, 1996 and deleting any prepayment of interest at closing, and (ii) strike from the signature page of the Note the same scrivener's error in the name of North Schoenherr Limited Partnership.

        In addition, each of the undersigned hereby authorize you to date all of the loan documents related to said Note as of June 28, 1996, and correct the name of North Schoenherr Limited Partnership therein, whether by strike-outs or substitution of changed pages.
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        Witness the execution hereof as a Massachusetts instrument under seal.

                                        Very truly yours,


                                        NORTH SCHOENHERR LIMITED
                                        PARTNERSHIP

                                        By:  Alternative Living Services --
                                             Meditrust, Inc.

                                        By: /s/ William F. Lasky
                                           ---------------------------------
                                        Name:   William F. Lasky
                                        Title:  President


                                        TWELVE/DRAKE LIMITED PARTNERSHIP

                                        By:  Alternative Living Services --
                                             Meditrust, Inc.

                                        By: /s/ William F. Lasky
                                           ---------------------------------
                                        Name:   William F. Lasky
                                        Title:  President


                                        HAMILTON HOUSE LIMITED PARTNERSHIP

                                        By:  Alternative Living Services --
                                             Meditrust, Inc.

                                        By: /s/ William F. Lasky
                                           ---------------------------------
                                        Name:   William F. Lasky
                                        Title:  President